Exhibit 99.2
                                                             Trenwick Group Ltd.

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick America Corporation              Case No. 03-12635(MFW)
                                                 Reporting Period: February 2004

                            MONTHLY OPERATING REPORT

       File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Document        Explanation
Required Documents                                                           Form No.             Attached          Attached
--------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                  MOR-1                Yes
      Bank Reconciliation (or copies of debtor's bank reconciliations)       MOR-1 (Con't)        Yes
      Copies of bank statements                                                                   N/A
      Cash disbursements journals                                                                 Yes
Statement of Operations                                                      MOR-2                Yes
Balance Sheet                                                                MOR-3                Yes
Status of Postpetition Taxes                                                 MOR-4                Yes
      Copies of IRS Form 6123 or payment receipt                                                  N/A
      Copies of tax returns filed during reporting period                                         Yes
Summary of Unpaid Postpetition Debts                                         MOR-4                Yes
      Listing of aged accounts payable                                                            Yes
Accounts Receivable Reconciliation and Aging                                 MOR-5                Yes
Debtor Questionnaire                                                         MOR-5                Yes
--------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.

/s/ Alan L. Hunte                                  March 22, 2004
---------------------------------------------      --------------------------
Signature of Debtor                                Date

/s/ Alan L. Hunte                                  March 22, 2004
---------------------------------------------      --------------------------
Signature of Joint Debtor                          Date

/s/ Alan L. Hunte                                  March 22, 2004
---------------------------------------------      --------------------------
Signature of Authorized Individual*                Date

Alan L. Hunte
---------------------------------------------
Printed Name of Authorized Individual*

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

In re: Trenwick America Corporation                  Case No.     03-12635 (MFW)
Schedule of Cash Receipts & Disbursements        Reporting Period February 2004

                                                              Bank Accounts
                                         Operating                Payroll            Tax                 Other
                              ---------------------------------------------------------------------------------
  Cash - Beg of Month                    963,993.79              35,331.89            NA                     NA
                              ---------------------------------------------------------------------------------

       Receipts:
      Cash Sales                                 --                     --             --                    --
     Accounts Rec.                               --                     --             --                    --
   Loans & Advances                              --                     --             --                    --
    Sale of Assets                               --                     --             --                    --
       Deposits                            8,189.24                     --             --                    --
         Other                               350.37                     --             --
     Fund Transfer                               --                     --             --                    --
  Transfers (Interco)                  1,835,033.97           1,001,549.95             --                    --
                              ---------------------------------------------------------------------------------

    Total Receipts                     1,843,573.58           1,001,549.95             --                    --
                              ---------------------------------------------------------------------------------

    Disbursements:
      Net Payroll                                --            (617,687.52)            --                    --
     Payroll Taxes                               --            (383,862.43)            --                    --
Sales, Use, & Other Tax                          --                     --             --                    --
  Inventory Purchases                            --                     --             --                    --
 Secured Rental/Leases                  (146,156.63)                    --             --                    --
       Insurance                                 --                     --             --                    --
    Administrative                      (549,892.63)                    --             --                    --
        Selling                                  --                     --             --                    --
       Other ***                            (122.55)                    --             --                    --
    Transfers (PR)                    (1,001,549.95)                    --             --
   Professional Fees                    (249,656.33)                    --             --                    --
      Court Costs                                --                     --             --                    --
                              ---------------------------------------------------------------------------------

  Total Disbursements                 (1,947,378.09)         (1,001,549.95)            --                    --
                              ---------------------------------------------------------------------------------

     Net Cash Flow                      (103,804.51)                    --             --                    --
                              ---------------------------------------------------------------------------------

  Cash: End of Month                     860,189.28              35,331.89             --                    --
                              =================================================================================

*** Void ck #108062, amount $711.57 was issued in January 04 ck #108169 , amount $834.12 was placed for stop payment. It will be entered in GL in March 04.

                                                                      FORM MOR-1

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

Trenwick America Corporation
Bank Reconciliations
February 2004

The following bank accounts have been reconciled

   Operating:

    Location:          JPMorganChase, NY
                       ABA No. 021-000-021

    Month End
  Book Balance                $ 860,189.28

    Payroll:

    Location:          JPMorganChase, NY
                       ABA No. 021-000-021

    Month End
  Book Balance                $  35,331.89

                                                                      FORM MOR-1

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

Trenwick America Corp.
Disbuusements Log (Excludes Interco.)
Month Ended February 29, 2004

        Wire Date                               Amount                                Vendor Name
------------------------                  -----------------      -----------------------------------------------------------
2004-02-03                                        2,382.53       Flexible Spending
2004-02-04                                       93,659.62       New York Life Benefit Services Co.
2004-02-12                                        2,422.53       Flexible Spending
2004-02-13                                        6,725.10       Bloomberg L.P.
2004-02-25                                        2,422.53       Flexible Spending
2004-02-27                                       94,862.24       New York Life Benefit Services Co.

Wt total                                        202,474.55

      Check Number                               Amount                                Vendor Name
------------------------                  -----------------      -----------------------------------------------------------
108120                                               60.00       Secretary of the State Office
108121                                               76.00       Gale,Matthew B.
108122                                            2,572.02       Hunte,Alan L.
108123                                            1,476.02       Marty Becker
108124                                              740.45       ADT Security Services, Inc.
108125                                           32,697.31       Actuarial Risk Solutions
108126                                              485.00       American Academy of Actuaries
108127                                              444.25       BMC Solutions, Inc.
108128                                              678.40       Blondie's Treehouse, Inc
108130                                              237.26       Ceridian Employer Services
108131                                              333.93       Club Sandwich of Stamford
108132                                          146,156.63       Equity Office Properties, L.L.C.
108133                                              394.64       Federal Express Corporation
108134                                              150.00       Federal Reserve Bank of Cleveland
108135                                              464.28       First Management Services, Inc.
108136                                            4,882.99       Kelly Services, Inc.
108137                                              560.00       Liz Sue Bagels
108138                                            1,266.00       Mary A. Pagoto
108139                                              220.94       Network Synergy
108140                                              471.17       New England Office Supplies, Inc.
108141                                            2,710.00       New York Life Benefit Services Co.
108142                                            7,385.12       Re Systems Group
108143                                            3,288.65       Robert Half
108144                                               71.80       Royal Messenger Service
108145                                           42,247.90       Young, Conaway, Stargatt & Taylor, LLP
108146                                              350.00       Casualty Actuarial Society
108147                                              519.22       Leshaw,Jerome B.
108149                                            3,132.70       Tyler Jr.,Stanlee C.
108151                                              469.65       AT&T
108152                                              756.90       AT&T
108153                                              261.60       American Insurance Association
108154                                              948.70       Business Invirons
108155                                           27,795.18       CDW Direct, LLC
108156                                              175.82       Ceridian Employer Services
108157                                              900.00       Cognet Communications, Inc.
108158                                               27.33       ComED
108159                                           19,400.00       Dunhill of Fort Collins, Inc.

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

108160                                              445.00       Esposito Design Association
108161                                              695.00       Federal Express Corporation
108162                                            2,128.26       Glowpoint
108163                                           23,478.88       Iron Mountain
108164                                              728.00       Joyce Van Lines, Inc.
108165                                            4,542.31       Kelly Services, Inc.
108166                                            3,777.40       MBSII.net
108167                                              195.00       Mail Delivery Service of Stamford, LLC
108168                                               17.13       New England Office Supplies, Inc.
108170                                            7,321.95       Propark, Inc.
108171                                            4,820.35       Robert Half
108172                                               54.80       Skytel
108173                                            5,296.00       Sungard Recovery Services Inc.
108174                                            4,743.75       Susan Zicarelli
108175                                               83.87       T.O.A.D.S
108176                                            2,797.62       Temco Service Industries, Inc.
108177                                               60.02       Velocity Express
108178                                            2,969.40       West Group
108179                                            3,146.08       CCH Incorporated
108180                                           15,521.14       CYPRESS COMMUNICATIONS
108181                                              364.21       Ceridian Employer Services
108182                                              313.55       Connecticut Corporate Caterers,LLC
108183                                            1,377.28       Crystal Rock Water Company
108184                                            1,790.97       Crystal Rock Water Company
108185                                               60.00       Delaware Secretary of State-V#51-6000279
108186                                               60.00       Delaware Secretary of State-V#51-6000279
108187                                          207,408.43       Dewey Ballantine
108188                                              104.94       Wall Street Journal
108189                                              433.90       Louis Direnzo
108190                                              250.27       Rafalano,Daniel E.
108191                                              744.59       Robert Holland
108192                                              275.81       Nextel
108193                                              151.84       Brunell,Paula
108194                                              132.67       Carbonetti,Michael F.
108195                                              142.90       Louis Direnzo
108196                                               75.14       Parrish,Laurie A.
108197                                              943.09       Stephen Zielinski
108198                                               61.45       Advanced Modern Locksmithing
108199                                              985.00       Advanced Solutions, Inc.
108200                                           85,755.67       Anthem BCBSCT
108201                                              880.89       BMW Financial Services
108202                                              250.00       Braren-Walsh & Associates, Inc.
108203                                              419.08       Bull's Head Printers
108204                                            4,088.42       CCH Incorporated
108205                                              543.67       CDW Direct, LLC
108206                                              304.69       Ceridian Employer Services
108207                                            7,983.09       Delta Dental
108208                                              150.26       Encon Heating & AirConditioning
108209                                              351.82       Federal Express Corporation
108210                                            8,346.50       Kelly Services, Inc.
108211                                            1,893.75       Lexis/Nexis
108212                                            2,444.20       MBSII.net

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

108213                                               59.72       MCI
108214                                            1,731.00       MCI
108215                                              847.00       Motient
108216                                              271.41       New England Office Supplies, Inc.
108217                                              511.98       OFFICETEAM
108218                                            3,327.47       Pitney Bowes
108219                                              300.00       Propark, Inc.
108220                                            7,703.55       Robert Half
108221                                            1,462.41       Staples Business Advantage
108222                                            1,904.00       The Pension Service, Inc.
108223                                            8,394.60       Unum Life Insurance Company of America

cks total                                       743,231.04

                                              ------------
Total February disbursements                    945,705.59
----------------------------                  ------------

                                                              FORM MOR-1 (CON'T)

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

     Trenwick America Corporation                         03-12635 (MFW)
--------------------------------------------              --------------------
                Debtor                                    February 2004
                                                          --------------------

                             Statement of Operations
                               (Income Statement)

----------------------------------------------------------------------------------------------------------------
                                                                     Month Ended                    Cumulative
REVENUES                                                            February 2004                 Filing to Date
----------------------------------------------------------------------------------------------------------------
Gross Revenues                                                     $       102                    $     239,844
----------------------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                                --                               --
----------------------------------------------------------------------------------------------------------------
Net Revenue                                                        $       102                    $     239,844
----------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                                                           --
----------------------------------------------------------------------------------------------------------------
Beginning Inventory                                                         --                               --
----------------------------------------------------------------------------------------------------------------
Add: Purchases                                                              --                               --
----------------------------------------------------------------------------------------------------------------
Add:Cost of Labor                                                           --                               --
----------------------------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                                        --                               --
----------------------------------------------------------------------------------------------------------------
Less: Ending Inventory                                                      --                               --
----------------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                          --                               --
----------------------------------------------------------------------------------------------------------------
Gross Profit                                                               102                          239,844
----------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------
Advertising                                                                 --                               --
----------------------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                      30                              106
----------------------------------------------------------------------------------------------------------------
Bad Debts                                                                   --                               --
----------------------------------------------------------------------------------------------------------------
Contributions                                                               --                           (2,500)
----------------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                               4,858                           16,302
----------------------------------------------------------------------------------------------------------------
Insider compensation*                                                  175,379                          473,675
----------------------------------------------------------------------------------------------------------------
Insurance                                                                1,359                            5,903
----------------------------------------------------------------------------------------------------------------
Management Fees/Bonuses **                                            (123,945)                        (291,710)
----------------------------------------------------------------------------------------------------------------
Office Expense                                                           1,394                           29,746
----------------------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                           9,829                           26,199
----------------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                    326                            2,094
----------------------------------------------------------------------------------------------------------------
Rent and Lease Expense                                                  67,443                          252,937
----------------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                               66,845                          191,764
----------------------------------------------------------------------------------------------------------------
Supplies                                                                10,536                           30,464
----------------------------------------------------------------------------------------------------------------
Taxes-Payroll                                                           54,599                          128,449
----------------------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                           --                               --
----------------------------------------------------------------------------------------------------------------
Taxes-Other                                                                929                            7,863
----------------------------------------------------------------------------------------------------------------
Travel and Entertainment                                                   100                            1,167
----------------------------------------------------------------------------------------------------------------
Utilities                                                                    1                            1,100
----------------------------------------------------------------------------------------------------------------
Other (attach schedule)                                               (405,445)                       5,285,934
----------------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                          (135,762)                       6,159,493
----------------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                      5,585                          251,877
----------------------------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses                        130,279                       (6,171,526)
----------------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
----------------------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                       3,010,983                      (43,626,544)
----------------------------------------------------------------------------------------------------------------
Interest Expense                                                            --                               --
----------------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                             --                               --
----------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                        3,141,261                      (49,798,071)
----------------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
----------------------------------------------------------------------------------------------------------------
Professional Fees                                                           --                               --
----------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                                 --                               --
----------------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
----------------------------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                               3,436                           31,956
----------------------------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                           --                               --
----------------------------------------------------------------------------------------------------------------

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

----------------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                      1,153,191                        3,208,391
----------------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                        1,149,755                        3,176,435
----------------------------------------------------------------------------------------------------------------
Income Taxes                                                                --                          (73,536)
----------------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                                  $ 1,991,507                    $ (52,900,969)
----------------------------------------------------------------------------------------------------------------

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 25 officers which were not considered insiders for purposes of this disclosure.

** Represents amounts charged to Trenwick America Corporation's affiliates under the Administrative Services Agreement

                                                                      FORM MOR-2

          Trenwick America Corp.                    03-12635 (MFW)
--------------------------------------              ----------------------
                  Debtor                            February 2004
                                                    ----------------------

                  STATEMENT OF OPERATIONS - continuation sheet

-------------------------------------------------------------------------------------------------------------
                                                                Month Ended                      Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                  February 2004                   Filing to Date
-------------------------------------------------------------------------------------------------------------
Other Costs

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Other Operational Expenses
-------------------------------------------------------------------------------------------------------------
Recruiting & Relocation                                               1,397                            3,285
-------------------------------------------------------------------------------------------------------------
Legal Fees                                                            4,863                            4,863
-------------------------------------------------------------------------------------------------------------
Audit Fees                                                               --                             (128)
-------------------------------------------------------------------------------------------------------------
Accounting & Tax Fees                                               (10,000)                         124,154
-------------------------------------------------------------------------------------------------------------
Other Fees                                                         (403,146)                       5,119,513
-------------------------------------------------------------------------------------------------------------
Data Processing                                                       1,221                           32,020
-------------------------------------------------------------------------------------------------------------
Seminars & Continuing Education                                         159                            2,045
-------------------------------------------------------------------------------------------------------------
Dues & Subscriptions                                                     60                              181
-------------------------------------------------------------------------------------------------------------
TOTAL OTHER EXPENSES                                            $  (405,445)                   $   5,285,934
-------------------------------------------------------------------------------------------------------------
Other Income
-------------------------------------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                                     3,010,983                      (43,626,544)
-------------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME                                              $ 3,010,983                    $ (43,626,544)
-------------------------------------------------------------------------------------------------------------
Other Expenses
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Other Reorganization Expenses
-------------------------------------------------------------------------------------------------------------
Bankruptcy Related Fees                                          1,153,191                         3,208,391
-------------------------------------------------------------------------------------------------------------
TOTAL OTHER REORGAINZATION EXPENSES                             $1,153,191                     $   3,208,391
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

     Trenwick America Corporation                        Case No. 03-12635 (MFW)
----------------------------------------                          --------------
                Debtor                          Reporting Period: February 2004
                                                                  --------------

                                  BALANCE SHEET

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 BOOK VALUE AT END OF          BOOK VALUE ON
                                          ASSETS                               CURRENT REPORTING MONTH        PETITION DATE
-----------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                        5,784,301                 4,532,566
-----------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                                   --                        --
-----------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                               51,675,909                48,745,299
-----------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                                --                        --
-----------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                     --                        --
-----------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                           220,944                   503,054
-----------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                       1,000                    10,000
-----------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                     340,703                   327,755
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                                 $  58,022,857             $  54,118,674
-----------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                                  --                        --
-----------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                         --                        --
-----------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                17,621,320                20,723,654
-----------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                   3,485,693                 3,485,693
-----------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                        --                        --
-----------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                          (15,930,325)              (15,433,035)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                           $   5,176,688             $   8,776,312
-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                         115,441                   266,900
-----------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                         213,349,426               249,660,381
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                                   $ 213,464,867             $ 249,927,281
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                         $ 276,664,412             $ 312,822,267
=============================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 BOOK VALUE AT END OF          BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                                   CURRENT REPORTING MONTH        PETITION DATE
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
-----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                                --                        --
-----------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                             --                        --
-----------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                               47,374                        --
-----------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                                   --                        --
-----------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                                --                        --
-----------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                       --                        --
-----------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                          398,973                        --
-----------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                       142                        --
-----------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                         3,729,145                        --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                       $   4,175,633             $          --
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-----------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                    --                        --
-----------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                                   --                        --
-----------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                         291,014,441               289,648,446
-----------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                         291,014,441               289,648,446
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                    $ 295,190,074             $ 289,648,446
-----------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
-----------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                                  100                       100
-----------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                             266,985,085               266,985,085
-----------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                       --                        --
-----------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                          --                        --
-----------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                      (246,858,372)             (246,858,372)
-----------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                      (52,900,969)                       --
-----------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                           14,248,494                 3,047,008
-----------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                           --                        --
-----------------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

-----------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                     $ (18,525,663)            $  23,173,821
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                                 $ 276,664,412             $ 312,822,267
=============================================================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 25 officers which were not considered insiders for purposes of this disclosure.

                                                                      FORM MOR-3

      Trenwick America Corporation              Case No.          03-12635 (MFW)
----------------------------------------                          --------------
                 Debtor                         Reporting Period: February 2004
                                                                  --------------

                       BALANCE SHEET - continuation sheet

----------------------------------------------------------------------------------------------------------------------------
                                                                        BOOK VALUE AT END OF                   BOOK VALUE ON
                                          ASSETS                       CURRENT REPORTING MONTH                 PETITION DATE
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
----------------------------------------------------------------------------------------------------------------------------
Accrued Investment Income                                                         340,703                           327,755
----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                                                  $     340,703                     $     327,755
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------------------------------------------
Deferred Taxes Receivable                                                       1,308,827                         1,198,532
----------------------------------------------------------------------------------------------------------------------------
Investment in Subsidiaries                                                    212,038,388                       244,859,636
----------------------------------------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                                          2,211                         3,602,213
----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                          $ 213,349,426                     $ 249,660,381
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                       BOOK VALUE AT END OF                    BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                         CURRENT REPORTING MONTH                   PETITION DATE
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                   61,934                         1,333,307
----------------------------------------------------------------------------------------------------------------------------
Accrued Expenses                                                                  230,591                                --
----------------------------------------------------------------------------------------------------------------------------
Interest Payable                                                               12,728,025                        12,728,025
----------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                   5,002,200                         2,601,759
----------------------------------------------------------------------------------------------------------------------------
Due to Affiliates                                                              82,787,757                        82,787,757
----------------------------------------------------------------------------------------------------------------------------
Indebtedness                                                                  190,203,934                       190,197,598
----------------------------------------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)                                        $ 291,014,441                     $ 289,648,446
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------
Accrued Expenses                                                                1,994,333                                --
----------------------------------------------------------------------------------------------------------------------------
Severance Payable                                                                 939,442                                --
----------------------------------------------------------------------------------------------------------------------------
Bonuses Payable                                                                    11,106                                --
----------------------------------------------------------------------------------------------------------------------------
Due to Affiliates                                                                 784,264                                --
----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES                                        $   3,729,145                     $          --
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
----------------------------------------------------------------------------------------------------------------------------
Equity in Subsidiary                                                           14,248,494                         3,047,008
----------------------------------------------------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY                                            $  14,248,494                     $   3,047,008
----------------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

  In re Trenwick America Corporation            Case No.          03-12635 (MFW)
----------------------------------------                          --------------
                 Debtor                         Reporting Period: February 2004
                                                                  --------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

----------------------------------------------------------------------------------------------------------------------------------
                                                           Amount
                                       Beginning        Withheld or                                        Check. No    Ending Tax
                                     Tax Liability        Accrued         Amount Paid         Date Paid      or EFT      Liability
==================================================================================================================================
Federal
----------------------------------------------------------------------------------------------------------------------------------
Withholding                                 --            188,870            188,870          2/12,2/26        EFT          --
----------------------------------------------------------------------------------------------------------------------------------
FICA-Employee                               --             53,318             53,318          2/12,2/26        EFT          --
----------------------------------------------------------------------------------------------------------------------------------
FICA-Employer                               --             53,318             53,318          2/12,2/26        EFT          --
----------------------------------------------------------------------------------------------------------------------------------
Unemployment                                --                844                844          2/12,2/26        EFT          --
----------------------------------------------------------------------------------------------------------------------------------
Income                                      --                 --                 --                                        --
----------------------------------------------------------------------------------------------------------------------------------
Other:                                      --                 --                 --                                        --
----------------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                       --            296,350            296,350                                        --
----------------------------------------------------------------------------------------------------------------------------------
State and Local
----------------------------------------------------------------------------------------------------------------------------------
Withholding                                 --             72,099             72,099          2/12,2/26        EFT          --
----------------------------------------------------------------------------------------------------------------------------------
Sales                                       --                 --                 --                                        --
----------------------------------------------------------------------------------------------------------------------------------
Excise                                      --                 --                 --                                        --
----------------------------------------------------------------------------------------------------------------------------------
Unemployment                                --             15,414             15,414          2/12,2/26        EFT          --
----------------------------------------------------------------------------------------------------------------------------------
Real Property                               --                 --                 --                                        --
----------------------------------------------------------------------------------------------------------------------------------
Personal Property                           --                 --                 --                                        --
----------------------------------------------------------------------------------------------------------------------------------
Other:                                      --                 --                 --                                        --
----------------------------------------------------------------------------------------------------------------------------------
  Total State and Local                     --             87,513             87,513                                        --
----------------------------------------------------------------------------------------------------------------------------------
Total Taxes                                 --            383,863            383,863                            --          --
----------------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

----------------------------------------------------------------------------------------------------------------------------------
                                                                             Number of Days Past Due
                                              ====================================================================================
                                                  Current        0-30             31-60         61-90      Over 90       Total
----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                       --         --                 --            --            --            --
----------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                      47,374                                                                  47,374
----------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                                                                  --
----------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                                         --
----------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                                        --
----------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                                      --
----------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                      --         --             23,107       182,521       193,346       398,973
----------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                               142         --                 --            --            --           142
----------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                         --
----------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                         --
----------------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                           47,516         --             23,107       182,521       193,346       446,489
----------------------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                         (9/99)

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

Listing of aged accounts payable
Trenwick America Corporation
As of February 29, 2004

              Vendor                      Invoice Date            Services              Invoice Number           Amount
              ------                      ------------            --------              --------------           ------
          Ashby & Geddes                    1/22/2004        September expenses          ASH120-02000             12,089.70
          Dewy Ballantine                   1/20/2004        September expenses          DEW595-02000             59,505.00
          Dr. Ben Branch                    1/22/2004        September expenses          DRB100-02000             10,026.00
          Dr. Ben Branch                    1/22/2004        September expenses          DRB248-02000              2,484.00
 Young, Conway, Stargatt & Taylor           1/22/2004        September expenses          YOU110-02000             11,070.50
          Ashby & Geddes                    1/22/2004         October expenses           ASH464-02000              4,646.00
         Dewey Ballantine                   1/20/2004         October expenses           DEW690-02000             69,024.00
          Dr. Ben Branch                    1/22/2004         October expenses           DRB121-02000             12,192.00
          Dr. Ben Branch                    1/22/2004         October expenses           DRB304-02000              3,048.00
 Young, Conway, Stargatt & Taylor           1/22/2004         October expenses           YOU926-02000              9,260.60
                                                                                                            ---------------
                                                                                              91+                193,345.80
                                                                                                            ---------------

          Ashby & Geddes                    01/22/04          November expenses          ASH380-02000              3,809.40
         Dewey Ballantine                   01/20/04          November expenses          DEW500-02000             50,049.90
          Dr. Ben Branch                    01/22/04          November expenses          DRB240-02000              2,400.00
          Dr. Ben Branch                    01/22/04          November expenses          DRB600-02000                600.00
           Ernst & Young                    2/27/2004         November expenses          ERN327-02000             32,749.00
           Ernst & Young                    2/27/2004         November expenses          ERN811-02000              8,112.00
        Appleby & Spurling                  2/27/2004         November expenses          APP396-02000             39,630.68
        Appleby & Spurling                  2/27/2004         November expenses          APP967-02000              9,677.60
 Young, Conway, Stargatt & Taylor           1/29/2004         November expenses          YOU291-02000             29,196.29
 Young, Conway, Stargatt & Taylor           1/29/2004         November expenses          YOU629-02000              6,295.70
                                                                                                            ---------------
                                                                                          61-90 days        $    182,520.57
                                                                                                            ---------------

          Ashby & Geddes                    2/4/2004          December expense           ASH188-02000             18,866.72

          Ashby & Geddes                    2/4/2004          December expense           ASH423-02000              4,239.80
                                                                                                            ---------------
                                                                                          31-60 days              23,106.52
                                                                                                            ---------------

           Gary Daniels                     2/26/2004           Feb Expenses            expense report               141.85
                                                                                                            ---------------
                                                                                            Current                  141.85

                                                                                                            ---------------
                                                                                          Grand Total            399,114.74
                                                                                                            ===============

                                                                    Exhibit 99.2
                                                             Trenwick Group Ltd.

    Trenwick America Corporation                         Case No. 03-12635 (MFW)
--------------------------------------                            --------------
              Debtor                            Reporting Period: February 2004
                                                                  --------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

----------------------------------------------------------------------------------     ------------------
Accounts Receivable Reconciliation                                                            Amount
----------------------------------------------------------------------------------     ------------------
Total Accounts Receivable at the beginning of the reporting period                        51,499,162.55
----------------------------------------------------------------------------------     ------------------
+ Amounts billed during the peiod                                                          2,016,666.34
----------------------------------------------------------------------------------     ------------------
- Amounts collected during the peiod                                                      (1,839,920.00)
----------------------------------------------------------------------------------     ------------------
Total Accounts Receivable at the end of the reporting period                              51,675,908.89
----------------------------------------------------------------------------------     ------------------

----------------------------------------------------------------------------------     ------------------
Accounts Receivable Aging                                                                     Amount
----------------------------------------------------------------------------------     ------------------
0 - 30 days old                                                                            2,321,389.91
----------------------------------------------------------------------------------     ------------------
31 - 60 days old                                                                              (5,940.50)
----------------------------------------------------------------------------------     ------------------
61 - 90 days old                                                                                   0.00
----------------------------------------------------------------------------------     ------------------
91 + days old                                                                             61,013,788.48
----------------------------------------------------------------------------------     ------------------
Total Accounts Receivable                                                                 63,329,237.89
----------------------------------------------------------------------------------     ------------------
Amount considered uncollectible (Bad Debt)                                               (11,653,329.00)
----------------------------------------------------------------------------------     ------------------
Accounts Receivable (Net)                                                                 51,675,908.89
----------------------------------------------------------------------------------     ------------------

                              DEBTOR QUESTIONNAIRE

------------------------------------------------------------------------------------------------     -------------------------------
Must be completed each month                                                                               Yes             No
------------------------------------------------------------------------------------------------     -------------------------------
1. Have any assets been sold or transferred outside the normal course of business
   this reporting period? If yes, provide an explanation below.                                                             X
------------------------------------------------------------------------------------------------     -------------------------------
2. Have any funds been disbursed from any account other than a debtor in
   possession account this reporting period? If yes, provide and explanation below.                                         X
------------------------------------------------------------------------------------------------     -------------------------------
3. Have all postpetition tax returns been timely filed? If no, provide an explanation
   below.                                                                                                   X
------------------------------------------------------------------------------------------------     -------------------------------
4. Are workers compensation, general liability and other necessary insurance
   coverages in effect? If no, provide an explanation below.                                                X
------------------------------------------------------------------------------------------------     -------------------------------

                                                                      FORM MOR-5
                                                                          (9/99)